                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event             November 20, 2001
reported)                               ----------------------------------------

                          PSF GROUP HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                   333-64180             43-1818535
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)

423 West 8th Street, Suite 200, Kansas City,   Missouri         64105
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including               (816) 472-7675
area code                                   ------------------------------------

                                      None
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         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On November 20, 2001, Premium Standard Farms, Inc., a wholly-owned subsidiary of PSF Group Holdings, Inc., issued a press release announcing an agreement to settle environmental claims of the Environmental Protection Agency
(EPA) and the Citizens Legal Environmental Action Network (CLEAN). A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

            Number            Description
            ------            -----------

            99.1              Press  Release issued November 20, 2001 by
                              Premium Standard Farms, Inc.

                                  SIGNATURES

      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the  registrant  has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PSF GROUP HOLDINGS, INC.
                                    ------------------------
                                          (Registrant)

DATE:  November 20, 2001            /s/ Stephen A. Lightstone
      --------------------------    ------------------------------
                                    Stephen A. Lightstone
                                    Executive Vice President,
                                    Chief Financial Officer and Treasurer

                                EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

  99.1            Press release issued November 20, 2001 by Premium Standard
                  Farms, Inc.